RESTRICTED CASH AND INVESTMENTS	12 Months Ended
Dec. 31, 2023
Restricted Cash And Investments [Abstract]
RESTRICTED CASH AND INVESTMENTS

9.RESTRICTED CASH AND INVESTMENTS

The Company has certain restricted cash and investments deposited to collateralize a portion of its reclamation obligations. The restricted cash and investments balance consists of:

	At December 31	At December 31
(in thousands)	2023	2022

Cash and cash equivalents	$3,259	$3,133
Investments	7,972	7,972
	$11,231	$11,105

Restricted cash and investments-by item:
Elliot Lake reclamation trust fund	$3,259	$3,133
Letters of credit facility pledged assets	7,972	7,972
	$11,231	$11,105

At December 31, 2023 and December 31, 2022, investments consist of guaranteed investment certificates with maturities of less than 90 days.

Elliot Lake reclamation trust fund

The Company has the obligation to maintain its decommissioned Elliot Lake uranium mine pursuant to a Reclamation Funding Agreement effective December 21, 1995 (“Reclamation Agreement”) with the Governments of Canada and Ontario. The Reclamation Agreement, as further amended in February 1999, requires the Company to maintain funds in the reclamation trust fund equal to estimated reclamation spending for the succeeding six calendar years, less interest expected to accrue on the funds during the period. Withdrawals from this reclamation trust fund can only be made with the approval of the Governments of Canada and Ontario to fund Elliot Lake monitoring and site restoration costs.

In 2023, the Company deposited an additional $864,000 into the Elliot Lake reclamation trust fund and withdrew $886,000. In 2022, the Company deposited an additional $1,199,000 into the Elliot Lake reclamation trust fund and withdrew $974,000.

Letters of credit facility pledged assets

At December 31, 2023, the Company has $7,972,000 on deposit with Bank of Nova Scotia (“BNS”) as pledged restricted cash and investments pursuant to its obligations under the letters of credit facility (see notes 13 and 15).